UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2021

NOVUS CAPITAL CORPORATION II
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39982	85-3230987
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8556 Oakmont Lane

Indianapolis, IN 46260

(Address of Principal Executive Offices) (Zip Code)

(317) 590-6959

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	NXU.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	NXU	New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	NXU WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 20, 2021, the audit committee of the board of directors (the “Audit Committee”) and management of Novus Capital Corporation II (the “Company”), after discussions with Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm, concluded that the audited balance sheet as of February 8, 2021 (the “Balance Sheet”), which were issued in the Company’s previously filed Annual Report on Form 8-K for such period, should no longer be relied upon.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement (the “SEC Staff Statement”) entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”).” In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to warrants issued by SPACs such as the Company may require the warrants to be classified as liabilities on the SPAC’s balance sheet, as opposed to equity.

Since the date of their issuance in connection with the Company’s initial public offering in February 2021, the Company’s public warrants and private placement warrants have been reflected as a component of equity, as opposed to liabilities, on the Balance Sheet. After considering the SEC Staff Statement and discussion, evaluation and consultation with Marcum, the Audit Committee concluded that the Company’s Balance Sheet should be restated and that the Company’s public warrants and private placement warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in the statement of operations for subsequent reporting periods.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum. Marcum was provided with a copy of the disclosures made herein and was given the opportunity to review these disclosures.

As a result, the Company will restate the Balance Sheet to reflect the correction in accounting treatment (the “Restatement”) and file an amendment to the Annual Report on Form 8-K for the event dated February 8, 2021 to reflect the Restatement as soon as practicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2021

NOVUS CAPITAL CORPORATION II

By:	/s/ Vincent Donargo
Name: Vincent Donargo
Title: Chief Financial Officer